UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2014

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 24, 2014, G-III Apparel Group, Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., as representative of the several underwriters named in Schedule I thereto (the “Underwriters”), for the sale by the Company to the public (the “Offering”) of 1,500,000 shares of the Company’s common stock, par value $0.01 per share at a price to the public of $77.63 per share. The Offering is expected to close on or about June 30, 2014. The Company has granted the Underwriters a 30-day option to purchase an additional 225,000 shares of common stock from the Company.

The Offering is being made pursuant to a prospectus supplement dated June 24, 2014 and an accompanying base prospectus dated November 20, 2012, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-184700), which was filed with the Securities and Exchange Commission (the “Commission”) on November 1, 2012 and declared effective by the Commission on November 20, 2012.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

A copy of the opinion of Fulbright & Jaworski LLP relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

The Company’s press release announcing the Offering is attached hereto as Exhibit 99.1.

The Company’s press release announcing the pricing of the Offering is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated June 24, 2014, by and between G-III Apparel Group, Ltd. and Barclays Capital Inc., as representative of the several underwriters named in Schedule I thereto.

5.1	Opinion of Fulbright & Jaworski LLP.

99.1	Press Release dated June 23, 2014.

99.2	Press Release dated June 24, 2014.

Limitation on Incorporation by Reference:

In accordance with General Instruction B.2 of Form 8-K, the information reported Exhibits 99.1 and 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 25, 2014

	By:	/s/ Neal S. Nackman
Name: Neal S. Nackman
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated June 24, 2014, by and between G-III Apparel Group, Ltd. and Barclays Capital Inc., as representative of the several underwriters named in Schedule I thereto.

5.1	Opinion of Fulbright & Jaworski LLP.

99.1	Press Release dated June 23, 2014.

99.2	Press Release dated June 24, 2014.